UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2014

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 16, 2014, Tower International, Inc. (the “Company”) issued a press release announcing the postponement of its previously announced proposed offering of $250 million of senior unsecured notes due to less-favorable market conditions. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On September 16, 2014, the Company announced the postponement of its previously announced proposed offering of $250 million of senior unsecured notes due to less-favorable market conditions.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated September 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/ Jeffrey Kersten

Name:	Jeffrey Kersten
Title:	Senior Vice President and Corporate Controller

Dated: September 17, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 16, 2014.